                                                                   Exhibit 99.17

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED SERVICER'S CERTIFICATE

JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly
          Payments:                                Pool 1             Pool 2

          (a) Principal ...................   $    262,904.27   $     94,571.76
          (b) Interest ....................   $  2,197,968.12   $    820,932.32
          (c) Total .......................   $  2,460,872.39   $    915,504.08

     2.   Aggregate Monthly Payments
          Received and Monthly Advances
          made this month:

          (a) Principal ...................   $    262,904.27   $     94,571.76
          (b) Interest ....................   $  2,137,702.43   $    795,385.20
          (c) Total .......................   $  2,400,606.70   $    889,956.96

     3.   Aggregate Partial Principal
          Prepayment received and
          appiled in prior
          month: ..........................   $     71,695.49  $      50,842.52

     4.   Aggregate Principal
          Prepayments in full in prior
          month:                                    Pool 1            Pool 2

          (a) Principal ...................   $  1,315,740.01   $    449,708.99
          (b) Interest ....................   $      6,712.06   $      2,239.49
          (c) Total .......................   $  1,322,452.07   $    451,948.48

     5.   Aggregate Insurance Proceeds

          for prior month:

          (a) Principal ...................   $          0.00   $          0.00
          (b) Interest ....................   $          0.00   $          0.00
          (c) Total .......................   $          0.00   $          0.00

     6.   Aggregate Liquidation Proceeds
          for the prior month:

          (a) Principal ...................   $          0.00   $          0.00
          (b) Interest ....................   $          0.00   $          0.00
          (c) Total .......................   $          0.00   $          0.00

     7.   Aggregate Purchase Prices for
          Defaulted and Modified
          Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
          (b) Interest ....................   $          0.00   $          0.00
          (c) Total .......................   $          0.00   $          0.00

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for
          Defective Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
          (b) Interest ....................   $          0.00   $          0.00
          (c) Total .......................   $          0.00   $          0.00

     9.   Pool Scheduled Principal
          Balance .........................   $337,292,786.22   $124,968,281.42

     10.  Available Funds:.................   $  3,794,754.26   $  1,392,747.96

     11.  Realized Losses for Prior
          Month: ..........................   $          0.00   $          0.00

     12.  Aggregrate Realized Losses               Pool 1            Pool 2
          and Debt Service Reductions:

          (a) Deficient Valuations ........   $          0.00   $          0.00
          (b) Special Hazard Losses .......   $          0.00   $          0.00
          (c) Fraud Losses ................   $          0.00   $          0.00
          (d) Excess Bankruptcy Loss ......   $          0.00   $          0.00
          (e) Excess Special Hazard
              Losses ......................   $          0.00   $          0.00
          (f) Excess Fraud Losses .........   $          0.00   $          0.00
          (g) Debt Service Reductions .....   $          0.00   $          0.00

     13.  Compensating Interest Payment:...   $       2281.73   $         653.2

     14.  Accrued Certificate Interest,

          unpaid Class Interest
          Shortfalls and Pay-out Rate:

Class 1-A1 ...............  $    216,909.63   $          0.00   $    7.25000000%
Class 1-A2 ...............  $    948,549.55   $          0.00   $    7.25000000%
Class 1-A3 ...............  $     34,105.21   $          0.00   $    7.25000000%
Class 1-A4 ...............  $    223,541.67   $          0.00   $    7.25000000%
Class 1-A5 ...............  $    265,791.04   $          0.00   $    7.25000000%
Class 1-A6 ...............  $    153,072.47   $          0.00   $    7.25000000%
Class 1-A7 ...............  $     77,299.55   $          0.00   $    7.25000000%
Class 1-S ................  $    109,425.38   $          0.00   $    0.47259786%
Class 1-M ................  $     42,080.03   $          0.00   $    7.25000000%
Class 1-B1 ...............  $     26,300.02   $          0.00   $    7.25000000%
Class 1-B2 ...............  $     21,040.02   $          0.00   $    7.25000000%
Class 1-B3 ...............  $     11,572.01   $          0.00   $    7.25000000%
Class 1-B4 ...............  $      6,312.00   $          0.00   $    7.25000000%
Class 1-B5 ...............  $      8,416.01   $          0.00   $    7.25000000%

Class 2-A1 ...............  $    339,464.10   $          0.00   $    7.25000000%
Class 2-A2 ...............  $     29,743.75   $          0.00   $    7.50000000%
Class 2-A3 ...............  $     73,277.84   $          0.00   $    7.00000000%
Class 2-A4 ...............  $    141,171.84   $          0.00   $    5.36083791%
Class 2-A5 ...............  $     83,195.35   $          0.00   $    7.50000000%
Class 2-M ................  $     16,234.95   $          0.00   $    7.50000000%
Class 2-B1 ...............  $     10,146.84   $          0.00   $    7.50000000%
Class 2-B2 ...............  $      8,117.47   $          0.00   $    7.50000000%
Class 2-B3 ...............  $      4,464.62   $          0.00   $    7.50000000%
Class 2-B4 ...............  $      2,435.24   $          0.00   $    7.50000000%
Class 2-B5 ...............  $      3,247.00   $          0.00   $    7.50000000%
Class 2-R ................  $          0.00   $          0.00   $    7.50000000%
Class 2-RL ...............  $          0.00   $          0.00   $    7.50000000%

     15.  Accrual Amount Class 2-A4 ........................    $     86,125.53

     16.  Principal Distribution Amount:

Class 1-A1 ....   $    335,529.56             Class 2-A1 ....   $    516,980.21
Class 1-A2 ....   $  1,267,918.70             Class 2-A2 ....   $          0.00
Class 1-A3 ....   $          0.00             Class 2-A3 ....   $     86,125.53
Class 1-A4 ....   $          0.00             Class 2-A4 ....   $     62,763.99
Class 1-A5 ....   $          0.00             Class 2-A5 ....   $     10,008.23
Class 1-A6 ....   $     19,628.33             Class 2-M .....   $      1,953.03
Class 1-A7 ....   $      9,912.04             Class 2-B1 ....   $      1,220.65
Class 1-PO ....   $      2,512.47             Class 2-B2 ....   $        976.52
Class 1-M .....   $      5,395.88             Class 2-B3 ....   $        537.08
Class 1-B1 ....   $      3,372.42             Class 2-B4 ....   $        292.95
Class 1-B2 ....   $      2,697.94             Class 2-B5 ....   $        390.61
Class 1-B3 ....   $      1,483.87             Class 2-R .....   $          0.00
Class 1-B4 ....   $        809.38             Class 2-RL ....   $          0.00
Class 1-B5 ....   $      1,079.18

     17.  Additional Distributions to the Class R Certificate   $          0.00


     18.  Additional Distributions to the Class RL Certificate  $             0

     19.  Certificate Interest Rate of:

              Class 1-S .....................................   0.4725978590552
              Class 2-A4 ....................................   0.3297288594698

          B.  Other Amounts for such
                Distribution Date:                 Pool 1         Pool 2

     1.   Senior Percentage:..................  94.31347900%   94.23342600%

     2.   Group I Senior Percentage:..........  82.99292600%   83.48775900%

     3.   Group II Senior Percentage:.........  11.32055300%   10.74566700%

     4.   Senior Prepayment Percentage:....... 100.00000000%  100.00000000%

     5.   Group I Senior Prepayment
          Percent............................. 100.00000000%  100.00000000%

     6.   Group II Senior Prepayment
          Percent ............................   0.00000000%    0.00000000%

     7.   Junior Percentage:..................   5.68652100%    5.76657400%

     8.   Junior Prepayment Percentage:.......   0.00000000%    0.00000000%

     9.   Subordinate Certificate
          Writedown: .........................         0.00           0.00

     10.  Class 2-A5 Writedown:............................           0.00

     11.  Prepayment Triggers satisfied:                      YES           NO

            Class 1-B1.................................        X
            Class 1-B2.................................        X
            Class 1-B3.................................        X
            Class 1-B4.................................        X
            Class 1-B5.................................        X

            Class 2-B1.................................        X
            Class 2-B2.................................        X
            Class 2-B3.................................        X
            Class 2-B4.................................        X
            Class 2-B5.................................        X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By: /s/ Karen Pickett
                                            ____________________________________
                                               Karen Pickett
                                               Vice-President,
                                               Investor Operations